EXHIBIT 10.3(a)-1

RYERSON 2002 INCENTIVE STOCK PLAN

(As amended through March 10, 2007)

1.	Purpose.

The purpose of the Ryerson 2002 Incentive Stock Plan (the “Plan”) is to attract and retain outstanding individuals as officers and key employees of Ryerson Inc. (the “Company”) and its subsidiaries, and to furnish incentives to such individuals through rewards based upon the ownership and performance of the Common Stock (as defined in Section 3). To this end, the Committee hereinafter designated and, in certain circumstances, the Chairman of the Board of the Company (the “Chairman”) or the President of the Company, may grant stock options, stock appreciation rights, restricted stock awards, and performance awards, or combinations thereof, to officers and other key employees of the Company and its subsidiaries, on the terms and subject to the conditions set forth in this Plan. As used in the Plan, the term “subsidiary” shall mean (a) any corporation of which the Company owns or controls, directly or indirectly, 50% or more of the outstanding shares of capital stock entitled to vote for the election of directors or (b) any partnership, joint venture, or other business entity in respect of which the Company, directly or indirectly, has comparable ownership or control.

2.	Participants.

Participants in the Plan shall consist of: (a) such officers and other key employees of the Company and its subsidiaries as the Committee (or an officer acting pursuant to Section 4) in its sole discretion may select from time to time to receive stock options, stock appreciation rights, restricted stock awards or performance awards, either singly or in combination, as the Committee (or an officer acting pursuant to Section 4) may determine in its sole discretion; and (b) if the Committee authorizes the Chairman or the President to make grants or awards of stock options, stock appreciation rights, restricted stock or performance awards, such employees of the Company and its subsidiaries who are not subject to section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) as the Chairman or the President shall determine in his or her sole discretion after consultation with the Vice President-Human Resources of the Company. Any director of the Company or any of its subsidiaries who is not also an employee of the Company or any of its subsidiaries shall not be eligible to receive stock options, stock appreciation rights, restricted stock awards or performance awards under the Plan. Notwithstanding any other provision of the Plan, without the approval of the Company’s stockholders, this Section 2 shall not be amended to materially change the class or classes of employees eligible to participate in the Plan.

3.	Shares Reserved under the Plan.

(a) Number of Shares Available for Awards. Subject to adjustment pursuant to the provisions of Section 11 of the Plan, the maximum number of shares of Common Stock, $1.00 par value per share, of the Company (“Common Stock”) which may be issued pursuant to grants or awards made under the Plan shall not exceed the sum of (1) 2,500,000 and (2) the total number of shares available for issuance, but not issued, under the Ryerson 1995 and Ryerson 1999 Incentive Stock Plan (the “Prior Plans”), including shares described in the last paragraph of this Section 3. Notwithstanding any other provision of the Plan, without the approval of the Company’s stockholders, this Section 3 shall not be amended to materially increase the number of shares reserved for issuance under the Plan.

(b) Annual Award Limits. The following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of awards under the Plan that are intended to comply with the “Performance-Based Exception” (defined below in this Section 3):

(i) the maximum aggregate number of shares of Common Stock that may be granted or awarded under the Plan to any participant under the Plan during any fiscal year of the Company shall be 400,000, plus the amount of the participant’s unused Annual Award Limit for shares of Common Stock as of the close of the previous fiscal year; and

(ii) the maximum aggregate cash payout with respect to grants or awards under the Plan in any fiscal year of the Company to any participant shall be equal to the fair market value (determined as of the date of vesting or payout, as applicable) of 400,000 shares of Common Stock, plus the number of shares of Common Stock in the participant’s unused Annual Award Limit for cash awards as of the close of the previous fiscal year.

If the Committee determines that an award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the Annual Award Limits shall not apply to such award. For purposes of the Plan, “Named Executive Officer” shall mean a participant who is one of the group of “covered employees” as defined in the regulations promulgated under section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor statute, and “Performance-Based Exception” shall mean the performance-based exception from the deductibility limitations as set forth in Section 162(m) of the Code.

(c) Share Usage. Except to the extent otherwise determined by the Committee, any shares of Common Stock subject to grants or awards under the Plan or the Prior Plans that terminate by expiration, cancellation or otherwise without the issuance of such shares, that are settled in cash (to the extent so settled), or, in the case of restricted stock awards, that terminate without vesting, shall become available for future grants and awards under the Plan; provided, however, the following shares of Common Stock shall not be added back to the number of shares of Common Stock available for future grants and awards under the Plan: (i) shares that are used to exercise a stock option, (ii) shares that are withheld to satisfy tax withholding, (iii) shares purchased with the proceeds of a stock option exercise, and (iv) shares under a stock appreciation right that is settled in shares of Common Stock, including shares in excess of the net shares delivered on exercise of the stock appreciation right. Shares of Common Stock to be issued pursuant to grants or awards under the Plan may be authorized and unissued shares of Common Stock, treasury Common Stock, or any combination thereof.

4.	Administration of the Plan.

The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board of Directors of the Company (the “Board”). Subject to the provisions of the Plan, the Committee shall have authority: (a) to determine which employees of the Company and its subsidiaries shall be eligible for participation in the Plan; (b) to select employees to receive grants under the Plan; (c) to determine the form of grant, whether as a stock option, stock appreciation right, restricted stock award, performance award or a combination thereof, the number of shares of Common Stock or units subject to the grant, the time and conditions of exercise or vesting, the fair market value of the Common Stock for purposes of the Plan, and all other terms and conditions of any grant and to amend such awards or accelerate the time of exercise or vesting thereof, subject in each case to the terms and conditions of the Plan; and (d) to prescribe the form of agreement, certificate or other instrument evidencing the grant; provided, however, that without approval of the Company’s shareholders, in no event shall the Committee reprice any stock options awarded under the Plan by lowering the option price of a previously granted stock option or by cancellation of outstanding stock options with subsequent replacement or regrant of stock options with lower option prices. Notwithstanding the foregoing, the Committee or the Board, subject to the terms and conditions of the Plan may, by resolution adopted by it, authorize the Chairman of the Board or President of the Company to make grants or awards of stock options, stock appreciation rights, restricted stock or performance awards, not to exceed such number of shares as the Committee or Board shall specify in such resolution, and to have the authority of the Committee with respect to such grants or awards, to such employees of the Company and its subsidiaries who are not subject to section 16(a) of the Exchange Act; provided, however, that no such officer shall be authorized to designate himself for any such grant or award. The Committee shall also have authority to interpret the Plan and to establish, amend and rescind rules and regulations for the administration of the Plan, and all such interpretations, rules and regulations shall be conclusive and binding on all persons.

5.	Effective Date of Plan.

The Effective Date of the Plan is May 8, 2002, the date of approval by the stockholders of the Company.

6.	Stock Options.

(a) Grants. Subject to the terms of the Plan, options to purchase shares of Common Stock, including “incentive stock options” within the meaning of Section 422 of the Code, may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee. Each grant of an option under the Plan may designate whether the option is intended to be an incentive stock option or a “nonqualified” stock option. Any option not so designated shall be deemed to be a “nonqualified” stock option.

(b) Terms of Options. An option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee in its sole discretion, provided that no option shall be exercisable more than ten years after the date of grant. The per share option price shall not be less than the greater of par value or 100% of the fair market value of a share of Common Stock on the date the option is granted or, if granted pursuant to an offer of employment, the date of such offer or such later date as is specified in such offer. Upon exercise, the option price may be paid in cash, in shares of Common Stock having a fair market value equal to the option price which, except as otherwise specifically provided by the terms of the option, have been owned by the Participant for at least 6 months prior thereto, or in a combination thereof. The Committee may also allow the cashless exercise of options by holders thereof, as permitted under regulations promulgated by the Board of Governors of the Federal Reserve System, subject to any applicable restrictions necessary to comply with rules adopted by the Securities and Exchange Commission, and the exercise of options by holders thereof by any other means that the Committee determines to be consistent with the Plan’s purpose and applicable law.

(c) Restrictions Relating to Incentive Stock Options. To the extent required by the Code, the aggregate fair market value (determined as of the time the option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under the Plan or any other plan of the Company or any of its subsidiaries) shall not exceed $100,000.

(d) Termination of Employment. Except as otherwise provided by the terms of the grant (or, for a grant made prior to January 1, 2004, the terms of the Plan as in effect on the date of grant) or as thereafter determined by the Committee, a stock option shall expire as of the date on which the optionee ceases to be employed by the Company and its subsidiaries for any reason.

(e) Additional Terms and Conditions. The agreement or instrument evidencing the grant of a stock option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion, including deferred delivery of shares after exercise of the stock option; provided, however, in no event shall a stock option be granted in tandem with dividend equivalent rights.

7.	Stock Appreciation Rights.

(a) Grants. Subject to the terms of the Plan, stock appreciation rights entitling the grantee to receive cash or shares of Common Stock having a fair market value equal to the appreciation in market value of a stated number of shares of such Common Stock from the date of the grant to the date of exercise, or, in the case of rights granted in tandem with or by reference to a stock option granted prior to the grant of such rights, from the date of grant of such related stock option to the date of exercise, may be granted from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee.

(b) Terms of Grant. Such rights may be granted in tandem with or by reference to a related stock option, in which event the grantee may elect to exercise either the stock option or the right, but not both, as to the shares subject to the stock option and the right, or the right may be granted independently of a stock option. Rights granted in tandem with or by reference to a related stock option shall, except as provided at the time of grant, be exercisable to the extent, and only to the extent, that the related option is exercisable. Rights granted independently of a stock option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee, provided that no right shall be exercisable more than ten years after the date of grant. Except as otherwise provided by the terms of the grant (or, for a grant made prior to January 1, 2004, the terms of the Plan as in effect on the date of grant), or as thereafter determined by the Committee, a stock appreciation right shall expire as of the date on which the holder ceases to be employed by the Company and its subsidiaries for any reason. The Committee may at the time of the grant or at any time thereafter impose such additional terms and conditions on the exercise of stock appreciation rights as it deems necessary or desirable for any reason, including for compliance with Section 16(a) or Section 16(b) of the Exchange Act and the rules and regulations thereunder.

(c) Payment on Exercise. Upon exercise of a stock appreciation right, the holder shall be paid the excess of the then fair market value of the number of shares of Common Stock to which the right relates over the fair market value of such number of shares at the date of grant of the right or of the related stock option, as the case may be. Such excess shall be paid in cash or in shares of Common Stock having a fair market value equal to such excess, or in such combination thereof, as may be provided in the grant of such right (which may permit the holder to elect between cash and Common Stock or to elect a combination thereof), or, if no such provision is made in the grant, as the Committee shall determine upon exercise of the right, provided, in any event, that the holder shall be paid cash in lieu of any fractional share of Common Stock to which such holder would otherwise be entitled.

(d) Additional Terms and Conditions. The agreement or instrument evidencing the grant of stock appreciation rights may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee in its sole discretion, including deferral of the gain upon exercise of the rights; provided, however, in no event shall a stock appreciation right be granted with tandem dividend equivalent rights.

8.	Restricted Stock Awards.

Subject to the terms of the Plan, restricted stock awards consisting of shares of Common Stock may be made from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee, provided that any such employee (except an employee whose terms of employment include the granting of a restricted stock award) shall have been employed by the Company or any of its subsidiaries for at least six months. Such awards shall be contingent on the employee’s continuing employment with the Company or its subsidiaries for a period to be specified in the award (which shall not be more than ten years from the date of award) and shall be subject to such additional terms and conditions as the Committee in its sole discretion deems appropriate, including, but not by way of limitation, requirements relating to satisfaction of performance measures and restrictions on the sale or other disposition of such shares during the restriction period. Except as otherwise determined by the Committee at the time of the award, the holder of a restricted stock award shall have the right to vote the restricted shares and to receive dividends thereon, unless and until such shares are forfeited. Notwithstanding the foregoing provisions of this Section 8, any restricted stock award which is not subject to satisfaction of performance measures shall be subject to the employee’s continuing employment with the Company or its affiliates for a period of not less than three years from the date of grant and any restricted stock award which is subject to satisfaction of performance measures shall be subject to the employee’s continuing employment with the Company or its affiliates for a period of not less than one year from the date of grant; provided, however, that this sentence shall not apply to the extent the restricted stock awards are approved by the Company’s stockholders or to the extent the restricted stock awards made under the Plan which do not conform to the foregoing provisions of this sentence (when aggregated with any performance awards which do not conform to the provisions of the last sentence of paragraph 9(a)) do not exceed 10 percent of the shares of Common Stock reserved for issuance under the Plan.

9.	Performance Awards.

(a) Awards. Performance awards consisting of (i) shares of Common Stock, (ii) monetary units or (iii) units which are expressed in terms of shares of Common Stock may be made from time to time to such officers and other key employees of the Company and its subsidiaries as may be selected by the Committee. Subject to the provisions of Section 12 below, such awards shall be contingent on the achievement over a period of not more than ten years of such corporate, division, subsidiary, group or other measures and goals as shall be established by the Committee. Subject to the provisions of Sections 10 and 12 below, such measures and goals may be revised by the Committee at any time and/or from time to time during the performance period. Except as may otherwise be determined by the Committee at the time of the award or at any time thereafter, a performance award shall terminate if the grantee of the award does not remain continuously in the employ of the Company or its subsidiaries at all times during the applicable performance period. Notwithstanding the foregoing provisions of this paragraph 9(a) any performance award that consists of Common Stock shall be subject to the employee’s continuing employment with the Company or its affiliates for a period of not less than one year from the date of grant; provided, however, that this sentence shall not apply to the extent the performance awards are approved by the Company’s stockholders or to the extent the performance awards consisting of Common Stock made under the Plan which do not conform to the provisions of this sentence (when aggregated with any restricted stock awards which do not conform to the provisions of the last sentence of Section 8) do not exceed 10 percent of the shares of Common Stock reserved for issuance under the Plan.

(b) Rights with Respect to Shares and Share Units. If a performance award consists of shares of Common Stock or units which are expressed in terms of shares of such Common Stock, amounts equal to dividends otherwise payable on a like number of shares may, if the award so provides, be converted into additional such shares (to the extent that shares are then available for issuance under the Plan) or credited as additional units and paid to the participant if and when, and to the extent that, payment is made pursuant to such award.

(c) Payment. Payment of a performance award following the end of the performance period, if such award consists of monetary units or units expressed in terms of shares of Common Stock, may be made in cash, shares of Common Stock, or a combination thereof, as determined by the Committee, and may be deferred pursuant to such terms and conditions, including with respect to the crediting of earnings, as the Committee may provide. Any payment made in Common Stock shall be based on the fair market value of such stock on the payment date.

10.	Performance Measures Applicable to Awards to Named Executive Officers.

Unless and until the Committee proposes for stockholder vote a change in the general performance measures set forth in this Section 10, the attainment of which may determine the degree of payout or vesting with respect to awards under the Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used for purposes of such awards shall be chosen from among the following alternatives: safety (including, but not limited to, total injury frequency, lost workday rates or cases, medical treatment cases and fatalities); quality control (including, but not limited to, critical product characteristics and defects); cost control (including, but not limited to, cost as a percentage of sales); capital structure (including, but not limited to, debt and equity levels, debt-to-equity ratios, and debt-to total-capitalization ratios); inventory turnover; revenue growth; revenue growth compared to market; market share; customer performance or satisfaction; revenue measures (including, but not limited to gross revenues and revenue growth); net income; conformity to cash flow plans; return measures (including, but not limited to, return on invested assets or capital); operating profit to operating assets; share price measures (including, but not limited to, fair market value of shares, growth measures, and total shareholder return); working capital measures; operating earnings (before or after taxes); economic value added; cash value added; and cash flow return on investment.

The Committee shall have the discretion to establish performance goals based upon the foregoing performance measures and to adjust such goals and the methodology used to measure the determination of the degree of attainment of such goals; provided, however, that awards under the Plan that are intended to qualify for the Performance-Based Exception and that are issued to or held by Named Executive Officers may not be adjusted in a manner that increases such award. The Committee shall retain the discretion to adjust such awards in a manner that does not increase such awards. Furthermore, the Committee shall not make any adjustment to awards under the Plan issued to or held by Named Executive Officers that are intended to comply with the Performance-Based Exception if the result of such adjustment would be the disqualification of such award under the Performance-Based Exception.

In the event that applicable laws change to permit the Committee greater discretion to amend or replace the foregoing performance measures applicable to awards to Named Executive Officers without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining such approval. In addition, in the event that the Committee determines that it is advisable to grant awards under the Plan to Named Executive Officers that may not qualify for the Performance-Based Exception, the Committee may make such grants upon any performance measures it deems appropriate with the understanding that they may not satisfy the requirements of Section 162(m) of the Code.

11.	Adjustments for Changes in Capitalization, etc.

Subject to the provisions of Section 12 herein, in the event of any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or a corporate transaction, such as a merger, consolidation, or separation, including a spin-off, or other distribution of stock or property of the Company or its subsidiaries (other than normal cash dividends), any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company or its subsidiaries, such adjustment shall be made in the number and class of shares which may be delivered under Section 3 (including the number of shares referred to in the last sentence of the first paragraph of Section 3 and in subparagraph (a) of the second paragraph of Section 3), and in the number and class of and/or price of shares subject to outstanding grants or awards under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of shares subject to any grants or awards under the Plan shall always be a whole number.

12.	Effect of Change in Control.

(a) Acceleration of Benefits. Subject to the following sentence and the terms of any agreement evidencing the terms of any award under the Plan, in the event of a “Change in Control” as defined in paragraph (b) of this Section 12, (i) at the election of the holder filed in such form and in such manner and time as the Committee shall provide, the value of all outstanding stock options, stock appreciation rights and restricted stock awards (whether or not then fully exercisable or vested) shall be settled on the basis of the “Change in Control Price” (as defined in paragraph (c) of this Section 12) as of the date the Change in Control occurs, provided, however, that the Committee may provide for the immediate vesting instead of the cashing out of restricted stock awards in such circumstances as it deems appropriate and, provided further, that the form of such settlement shall be determined by the Committee in its sole discretion; and (ii) provided such Change in Control constitutes a change in ownership or change in effective control for purposes of Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), to the extent required to maintain compliance with Section 409A, all outstanding performance awards shall be cashed out in such manner and in such amount or amounts as determined by the Committee in its sole discretion.

(b) Change in Control. For purposes of this Section 12, a Change in Control means the happening of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than (w) the Company, (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (y) an underwriter temporarily holding securities pursuant to an offering of such securities, or (z) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of voting securities of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 20% or more of the combined voting power of the Company’s then outstanding securities;

(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (“Continuing Directors”), cease for any reason to constitute a majority thereof; provided, however, that no director designated by a person who has entered into an agreement with the Company to effect a transaction described in clauses (i), (iii) or (iv) of this paragraph (b) shall be deemed a Continuing Director for the purposes of this clause (ii) and, provided, further that if any new director assumes office in connection with or as a result of an actual or threatened proxy or other election contest of the Board, then the nomination or election of such new director shall not constitute, or be deemed to constitute, an approval by the Continuing Directors for purposes of this Section 12;

(iii) there occurs a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 60% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company’s then outstanding securities; or

(iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

A Change in Control shall also be deemed to occur with respect to any Participant for purposes of the Plan if there occurs:

(1) a sale or disposition, directly or indirectly, other than to a person described in subclause (w), (x) or (z) of clause (i) next above, of securities of the Participant’s employer, any direct or indirect parent company of the Participant’s employer or any company that is a subsidiary of the Participant’s employer and is also a significant subsidiary (as defined below) of the Company (the Participant’s employer and such a parent or subsidiary being a “Related Company”), representing 50% or more of the combined voting power of the securities of such Related Company then outstanding;

(2) a merger or consolidation of a Related Company with any other corporation, other than a merger or consolidation which would result in 50% or more of the combined voting power of the surviving company being beneficially owned by a majority owned direct or indirect subsidiary of the Company; or

(3) the sale or disposition of all or substantially all the assets of a Related Company to a person other than a majority owned direct or indirect subsidiary of the Company.

For purposes of the Plan, the term “significant subsidiary” has the meaning given to such term under Rule 405 of the Securities Act of 1933, as amended. Notwithstanding the foregoing, no Change in Control shall be deemed to have occurred with respect to a Participant for purposes of the Plan if (I) such transaction includes or involves a sale to the public or a distribution to the stockholders of the Company of more than 50% of the voting securities of the Participant’s employer or a direct or indirect parent of the Participant’s employer, and (II) the Participant’s employer or a direct or indirect parent of the Participant’s employer agrees to become a successor to the Company under an individual agreement between the Company and the Participant or the Participant is covered by an agreement providing for benefits upon a change in control of his or her employer following an event described clauses (1), (2) or (3) next above.

(c) Change in Control Price. For purposes of this Section 12, Change in Control Price means:

(i) with respect to a Change in Control by reason of a merger or consolidation of the Company described in paragraph (b)(iii) of this Section 12 in which the consideration per share of Common Stock to be paid for the acquisition of shares of Common Stock specified in the agreement of merger or consolidation is all in cash, the highest such consideration per share;

(ii) with respect to a Change in Control by reason of an acquisition of securities described in paragraph (b)(i) of this Section 12, the highest price per share for any share of the Common Stock paid by any holder of any of the securities representing 20% or more of the combined voting power of the Company giving rise to the Change in Control; and

(iii) with respect to a Change in Control by reason of a merger or consolidation of the Company (other than a merger or consolidation described in paragraph (b)(iii) of this Section) or a change in the composition of the Board of Directors described in paragraph (b)(ii) of this Section 12, or stockholder approval of an agreement or plan described in paragraph (b)(iv) of this Section 12, with respect to awards to the extent vested on or prior to December 31, 2004, the highest price per share of common stock reported on the New York Stock Exchange Composite Transactions (or, if such shares are not traded on the New York Stock Exchange, such other principal market on which such shares are traded) during the sixty (60) day period ending on the date immediately prior to the date such change in control of the Company occurs and, with respect to awards to the extent vesting after December 31, 2004, the price per share of

Common Stock reported on the New York Stock Exchange Composite Transactions (or, if such shares are not traded on the New York Stock Exchange, such other principal market on which such shares are traded) on the date immediately prior to the date such Change in Control of the Company occurs, except that the determination of such price may be modified in order to comply with Section 409A and in the case of incentive stock options and stock appreciation rights relating to incentive stock options, the holder may not receive an amount in excess of the maximum amount that will enable such option to continue to qualify as an incentive stock option.

13.	Amendment and Termination of Plan.

The Plan may be amended or terminated by the Board at any time and in any respect, provided that, without the approval of the Company’s stockholders, no such amendment shall be made for which stockholder approval is necessary to comply with any applicable tax or regulatory requirement, and provided that no such amendment or termination shall impair the rights of any participant, without his or her consent, in any award previously granted under the Plan, unless required by law. In the event of termination of the Plan, no further grants may be made under the Plan but termination shall not affect the rights of any participant under, or the authority of the Committee with respect to, any grants or awards made prior to termination. Notwithstanding any other provision of the Plan, without the approval of the Company’s stockholders, the Board shall not adopt any amendment to the Plan which makes changes to the Plan that are so material that the focus of the Plan is changed, including amending the Plan to provide for a form of grant not presently available under the Plan, as determined in the reasonable judgment of the Board.

14.	Prior Plans.

Upon the effectiveness of this Plan, no further grants shall be made under the Prior Plans. The discontinuance of the Prior Plans shall not affect the rights of any participant under, or the authority of the Committee (therein referred to) with respect to, any grants or awards made thereunder prior to such discontinuance.

15.	Miscellaneous.

(a) No Right to a Grant. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any employee any right to be selected as a participant or to be granted a stock option, stock appreciation right, restricted stock award or performance award.

(b) Rights as Stockholders. No person shall have any rights as a stockholder of the Company with respect to any shares covered by a stock option, stock appreciation right, or performance award until the date of the issuance of a stock certificate to such person pursuant to such stock option, right or award.

(c) Employment. Nothing contained in this Plan shall be deemed to confer upon any employee any right of continued employment with the Company or any of its subsidiaries or to limit or diminish in any way the right of the Company or any such affiliate to terminate his or her employment at any time with or without cause.

(d) Taxes. The Company shall be entitled to deduct from any payment under the Plan the amount of any tax required by law to be withheld with respect to such payment or may require any participant to pay such amount to the Company prior to and as a condition of making such payment. In addition, the Committee may, in its discretion and subject to such rules as it may adopt from time to time, permit a participant to elect to have the Company withhold from any payment under the Plan (or to have the Company accept from the participant), for tax withholding purposes, shares of Common Stock, valued at their fair market value, but in no event shall the fair market value of the number of shares so withheld (or accepted) exceed the amount necessary to meet the required Federal, state and local withholding tax rates then in effect that are applicable to the participant and to the particular transaction.

(e) Nontransferability. Except as permitted by the Committee, and subject to the following provisions of this Section 15(e), no stock option, stock appreciation right, restricted stock award or performance award shall be transferable except by will or the laws of descent and distribution, and, during the holder’s lifetime, stock options and stock appreciation rights shall be exercisable only by, and shares subject to restricted stock awards and payments pursuant to performance awards shall be delivered or made only to, such holder or such holder’s duly appointed legal representative. In no event may a participant transfer any award under the Plan for value to an unrelated third party.